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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2002


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



        0-25064                                                 41-1580506
(Commission File Number)                                      (IRS Employer
                                                            Identification No.)


                        3500 West 80th Street, Suite 130
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 831-6830
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

         On October 28, 2002, the Registrant issued a press release announcing that it has been selected by 3M to develop and operate onsite employee fitness centers at the company's headquarters in St. Paul, Minnesota. The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.


Item 7.           Financial Statements and Exhibits

         Exhibit 99     Press release dated October 28, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTH FITNESS CORPORATION


                                       By  /s/ Jerry V. Noyce
                                          --------------------------------------
Date:  October 28, 2002                    Jerry V. Noyce
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report



Exhibit Number             Description
--------------             -----------
    99                     Press release dated October 28, 2002.